Vista Point Assets LLC ABS-15G

Exhibit 99.3

EXECUTIVE SUMMARY

VSTA 2025-CES2

Description of the due diligence performed

Overview of the assets that were reviewed

Incenter Lender Services LLC, c/k/a Incenter Diligence Solutions (“Incenter Diligence”), performed an independent third-party due diligence review of 136 loans acquired by Vista Point Mortgage, LLC (the “Client”). The review was performed from January 2025 through June 2025 using the scope of review described herein, which was agreed to at the time of review. The results of the review performed by Incenter Diligence only reflect information concerning the related loans on which such review was performed as of the date such review was performed based on the scope of review used as of the date such review was performed and not as of any subsequent date. Incenter Diligence has not subsequently performed any review with respect to the loans, and Incenter Diligence will not be required to complete or provide any additional, new, or refreshed review or results with respect to the loans.

Sampling of assets

Incenter Diligence follows the nationally recognized statistical rating organizations, NRSRO(s), criteria. For all originators, Incenter Diligence performed review on 100% of the loans. The loan population was 136 loans for an aggregate original principal balance of $33,820,565.00.

The review was conducted in accordance with the following NRSRO(s) Third Party Due Diligence Criteria:

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions – September 30, 2024

Data integrity, review scope and methodology

Data Integrity – Incenter Diligence performed a data integrity analysis by comparing the information in the loan file against the data tape supplied by the Client to ascertain accuracy and completeness. All discrepancies are reported on the Data Comparison Report

The data comparison consisted of the following data fields:

Data Compare Field Name
ARM Interest Data
Amortization Term
Borrower 1 First Name
Borrower 1 Last Name
Borrower 2 First Name
Borrower 2 Last Name
Borrower 1 FTHB
Borrower 2 FTHB
Doc Type
First Payment Date

Interest Only Flag
Lien Position
Loan Program
Loan Purpose
Loan Type
Maturity Date
Note Date
Number of Units
Occupancy
Original Interest Rate
Original Loan Amount
Original Loan Term
Original P&I
Originator DSCR
Prepayment Penalty
Property Address
Property City
Property State
Property Zip Code
Property Type
QM Designation
Qualifying Appraised Value
Qualifying CLTV
Qualifying FICO
Qualifying LTV
Qualifying Total DTI
Refinance Type
Sales Price
Subordinate Lien Amount
Underwriting Guideline Name

Underwriting Conformity (Standard Residential Loans)

Incenter Diligence performed a complete review of all loan files, as supplied by the Client, to determine whether the loans were originated in accordance with the underwriting guidelines provided by the Client (which, for the avoidance of doubt, may be either the Client’s or a third party’s underwriting guidelines), eligibility requirements, Ability to Repay (ATR), Qualified Mortgage and Appendix Q requirements (where applicable), and applicable Policies & Procedures, noting any exceptions and compensating factors. The review included, where applicable, the following items:

Conformance to Ability to Repay (ATR) standards – Incenter Diligence reviewed each loan to validate that the underwriter correctly assessed the borrower’s ability to repay based on employment and credit/repayment history, income and assets, projected monthly payment and current obligations, debt to income ratio, and other information provided to support ability to repay prior to originating the loan.

An evaluation of Qualified Mortgage and Appendix Q requirements, if applicable – Based on the information provided, Incenter Diligence will review each loan to determine that it satisfies all requirements for a Qualified Mortgage, if designated as such, including an evaluation of points and fees, risk factors associated with the loan terms, re-calculation of debt to income and a review of all income and assets.

Credit, Income, Assets and Employment

A.	Validate that the appropriate employment and income documentation, such as pay stubs, tax transcripts, and bank statements, was provided and used to accurately qualify the borrower according to guidelines. Recalculate the borrower’s income and debt to determine the appropriate debt to income ratio in accordance with the guidelines. Validate borrower’s employment history and confirm that the appropriate income and assets were used to qualify. Make a reasonable assessment of whether there are any indications that income documentation may be fraudulent.

B.	Validate that assets used to qualify the borrower match the documentation in the file and the information used to calculate down payment, closing costs, and reserves meet program guideline requirements.

C.	Review exceptions, compensating factors and underwriter comments, if available.

D.	Review program guidelines against the loan approval for discrepancies such as:

1.	Employment requirements;

2.	Income requirements;

3.	Asset requirements

E.	Review the loan approval against all supporting documentation and loan application to verify accuracy.

F.	Review the initial loan application against the final loan application or other loan applications found in the file to validate the application was signed and properly completed and to expose discrepancies.

G.	Confirm that credit report(s) and verification of mortgage or rental history, when required, have been provided for all borrowers/guarantors, are consistent with loan approval, and meet guideline requirements. Verify whether any fraud alerts are listed on the credit reports and make a reasonable assessment of whether the borrower’s profile adheres to applicable guidelines.

H.	Review the loan file for inconsistencies based on information derived from source documentation provided in the loan file, for the purposes of identifying misrepresentations contained in the loan file, including with respect to occupancy and mortgage liabilities.

Occupancy, Taxes, Title and Insurance

A.	Review source documents for consistency with regard to subject property occupancy intent.

B.	Review the title report for possible judgments and other liens that may have existed upon origination; verify chain of title, as required by guidelines.

C.	Verify and validate the file contains sufficient property insurance coverage as required by guidelines; confirm property insurance policy contains appropriate mortgagee clause. For subject properties located in a Special Flood Hazard Area where flood insurance is required, verify and validate the file contains sufficient flood insurance coverage as required by guidelines and that flood insurance policy contains appropriate mortgagee clause.

D.	Review property details on appraisal including a review for ineligible properties.

E.	Verify that Business Purpose Affidavit and Occupancy Affidavit, if applicable, were executed by the borrowers/guarantors and confirm that document addresses are consistent with subject property address and do not match the primary residence address.

Underwriting Conformity (Business Purpose/DSCR)

For each loan, Incenter Diligence validated conformance to Client supplied and program requirements and noted any exceptions. Unless otherwise directed by the Client, no regulatory compliance review was performed.

A.	Validate Conformance to Product Type and Eligibility

1.	Financing Terms

2.	Loan Product

3.	Seasoning

4.	Geographic Requirements

5.	Loan Amount

6.	LTV/CLTV

B.	Transaction Types: Verify Conformance with Business Purpose Loan Requirements

1.	Business Purpose Affidavit – verify signed Borrower Statement of Business Purpose is present in the file

2.	Non-Owner Occupancy – verify Occupancy certification is present in the file

3.	Validate that there is no information in the loan that contradicts occupancy type

C.	Review Debt Service Coverage Ratio

D.	Review Cash Flow and Expense Factor

E.	Review Hazard/Flood Insurance

F.	Review preliminary Title Report/Commitment

G.	Credit Review

1.	Validate documentation requirements

2.	Verify acceptable Residency Status

3.	Review credit reports used to qualify borrower, as well as consumer credit history/charge offs/collections, and cite any exceptions or unusual findings

a.	Evaluate credit scores and tradelines against guidelines

b.	Evaluate other debt obligations (alimony, child support, etc.)

4.	If required, verify that a 3rd party fraud report (DataVerify, etc.) is contained in the loan file and review findings to confirm all deficiencies were resolved

5.	Evaluate borrower’s mortgage/rental payment history using credit reports or other information supplied in the loan file

6.	Verify that all judgements/liens/tax liens have been satisfied

7.	Verify that any bankruptcy, foreclosure or forbearance activity is in accordance with guidelines

8.	Perform a review of all asset information supplied in the loan file against guidelines

9.	Evaluate borrowers’ asset utilization and verify sufficient liquid assets to supplement income

10.	Perform a rental income analysis using the information supplied in the loan file as per the guidelines

Property Valuation Review (Standard Residential and Business Purpose/DSCR Loans)

Incenter Diligence reviewed all loans to validate the original appraisal report was provided in the loan file and that it is substantially complete. The evaluation will include the following components:

A.	Review the original appraisal report to ensure the valuation was performed by a licensed appraiser and in accordance with guidelines,

B.	Verify subject property type meets applicable guidelines,

C.	Note any exceptions to stated value or appraisal guidelines,

D.	Verify value used to calculate LTV/CLTV and note any deviations.

E.	Verify that the loan and property data within the appraisal report matches the loan documents.

F.	Review the appraisal report to ensure report value is “as is” or, if report is “subject to”, that there is an associated completion report resolving all noted issues, and

G.	Review additional valuation products in the file; if there is a variance greater than 10% below the appraisal value, Client will be notified and an additional independent valuation product will be obtained as requested.

Regulatory Compliance Review (Standard Residential Loans Only, Unless Otherwise Requested)

Incenter Diligence’s Regulatory Compliance analysis is intended to expose certain potential risk associated with the loans examined. It is strictly limited to the review scope outlined below and is based solely on the accuracy of the documentation and data supplied by the Client or other agreed upon third parties. The review findings are not guaranteed to encompass all critical elements related to the underwriting, origination or regulatory compliance status of the loans examined. Further, the findings are not to be construed as guidance on future indicators of positive or negative performance.

Incenter Diligence will perform a review of all loans supplied by the Client to verify all documentation provided is complete and complies with all applicable federal and state regulatory requirements, in addition to following the RMBS 4.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (now the Structured Finance Association or “SFA”) (the “SFIG Compliance Review Scope”), as amended from time to time, and the advice of outside counsel. As it relates to TILA-RESPA Integrated Disclosures (“TRID”) testing, Incenter Diligence works with outside counsel on an ongoing basis to understand and interpret compliance regulations based on recent guidance by the Consumer Financial Protection Bureau (the “CFPB”) that has created deviations in the TRID review scope and related exceptions/cures. The TRID-related review scope, outlined below and not performed for investment properties, will continue to be amended where appropriate as future guidance and rules are published. Incenter Diligence’s conclusions are representative of best efforts to identify material risks and exceptions associated with each loan based on interpretation of the continually evolving regulations. Incenter Diligence maintains an active dialogue with outside counsel, Clients, Rating Agencies, SFA and other parties when interpreting compliance regulations and amending the review scope to accurately expose the risk associated with a loan. However, no guaranties can be made that the Review includes all areas of risk that may be present in the Transaction. In addition to the foregoing, Incenter Diligence utilizes nationally recognized integrated compliance analyzer tools.

Incenter Diligence does not employ personnel who are licensed to practice law in the various jurisdictions and the findings set forth in the reports prepared by Incenter Diligence do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Incenter Diligence. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the clients that have engaged Incenter Diligence to prepare their reports pursuant to their instructions and guidelines. Client acknowledges and agrees that the scoring models applied by Incenter Diligence are designed to identify potential risk and the Client assumes sole responsibility for determining the suitability of the information for its particular use.

Incenter Diligence reviews each loan to validate compliance with the following federal and state regulatory requirements, whenever applicable.

A.	Truth In Lending Act - 12 CFR §1026 (“TILA”)

1.	Federal TILA

a.	Finance Charge Test (12 CFR §1026.18(d)(1))

i.	It is understated by no more than $100; or

ii.	It is greater than the amount required to be disclosed

b.	Rescission Finance Charge Test (12 CFR §1026.23(h)(2)(i))

i.	It is understated by no more than $35; or

ii.	It is greater than the amount required to be disclosed

c.	Rescission Total of Payments Test ((12 CFR §1026.23(h)(2)(ii))

i.	Is understated by no more than $35; or

ii.	Is greater than the amount required to be disclosed

d.	Foreclosure Rescission Finance Charge and Total of Payments Tests (12 CFR §1026.23(h))

e.	APR Test 12 CFR (§1026.22(a)(2), (4))

i.	The disclosed annual percentage rate (APR) is considered accurate because it is not more than 1/8 of 1 percentage (for regular transactions) or 1/4 of 1 percentage (for irregular transactions) point above or below the APR as determined in accordance with the actuarial method; or

ii.	The disclosed APR results from the disclosed finance charge, and the disclosed finance charge is considered accurate under §1026.18(d)(1) (the finance charge test), or for purposes of rescission the disclosed finance charge is considered accurate under §1026.23(g) or (h) (the rescission finance charge test or the foreclosure rescission finance charge test), whichever applies

f.	Right of Rescission Test (12 CFR §1026.23(a)(3), §1026.15(a)(3))

i.	The funding date is not before the third business day following consummation

ii.	The consumer may exercise the right to rescind until midnight of the third business day following consummation

iii.	Validate Right of Rescission Notice was provided, and the correct form was used

g.	Dual Broker Compensation Test (12 CFR §1026.36(d)(2))

i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling, no loan originator shall receive compensation, directly or indirectly, from any other person other than the consumer in connection with the transaction for loan origination activities

h.	Loan Originator Credits Test (12 C.F.R. §1026.36(d)(1))

i.	Test that the initial disclosure (GFE/TIL/LE) does not contain any broker fees paid by the broker

i.	Financing of Single Premium Credit Insurance Test (12 CFR §1026.36 (i))

i.	A creditor may not finance, directly or indirectly, any premiums or fees for credit insurance in connection with a consumer credit transaction secured by a dwelling (including a home equity line of credit secured by the consumer’s principal dwelling)

2.	TIL Disclosure (Pre-TRID)

a.	TIL Disclosure Date Test (12 CFR §1026.17(b),1026.19(a))

i.	The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer’s dwelling; and

ii.	The initial TIL disclosure date is not later than the third business day (counting days on which the creditor’s offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer’s written application; and

iii.	The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction, or the application date of the loan is before July 30, 2009; and

iv.	The loan is a “residential mortgage transaction” subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.); and

v.	The initial TIL disclosure date is before consummation or three business days after the creditor receives the consumer’s written application, whichever is earlier; and

vi.	Test the final TIL disclosure and any re-disclosed TIL(s); and

vii.	The final TIL disclosure is properly executed; and

viii.	The final TIL disclosure and any re-disclosed TIL(s) is properly completed

3.	TILA RESPA Integrated Disclosures (TRID)

a.	Initial Loan Estimate Delivery Date Test (from application) (12 CFR §1026.19(e)(1)(iii)(A))

i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(i) (provision of loan estimate form) not later than the third business day after the creditor receives the consumer’s application

b.	Initial Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(1)(iii)(B))

i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(e)(1)(i) (provision of loan estimate form) not later than the seventh business day before consummation of the transaction

c.	Loan Estimate (12 CFR §1026.19 and 37)

i.	Verify applicable sections of the disclosure determined to carry assignee liability were accurately completed

ii.	Verify final Loan Estimate was provided to borrower prior to the Closing Disclosure

d.	Written List of Service Providers (SSPL) Disclosure Date Test (12 CFR §1026.19(e)(1)(vi))

i.	If the consumer is permitted to shop for a settlement service, the creditor shall provide the consumer with a written list identifying available providers of that settlement service and stating that the consumer may choose a different provider for that service. The creditor must identify at least one available provider for each settlement service for which the consumer is permitted to shop. The creditor shall provide this written list of settlement service providers separately from the disclosures required by §1026.19(e)(1)(e)(1)(i) but in accordance with the timing requirements in §1026.19(e)(1)(e)(1)(iii)

e.	Revised Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(4)(ii))

i.	The creditor shall not provide a revised version of the disclosures required under §1026.19(e)(1)(i) on or after the date on which the creditor provides the disclosures required under §1026.19(f)(1)(i). The consumer must receive a revised version of the disclosures required under §1026.19(e)(1)(i) not later than four business days prior to consummation. If the revised version of the disclosures required under §1026.19(e)(1)(i) is not provided to the consumer in person, the consumer is considered to have received such version three business days after the creditor delivers or places such version in the mail

f.	Valid Change of Circumstances Test

i.	The changed circumstance(s) form was provided and the reason for re-disclosure is:

a.	Changed circumstance affecting settlement charges; or

b.	Changed circumstance affecting eligibility; or

c.	Revisions requested by the consumer; or

d.	Expiration of initial loan estimate; or

e.	Delayed settlement date on a construction loan for new construction transactions only; or

f.	The date the rate was set was not provided and interest rate dependent charges change once the interest rate is locked; or

g.	The reason for re-disclosure is “Decrease in charges affecting settlement or eligibility, a consumer-requested revision, or other non-tolerance-related re-disclosure;” or

h.	The initial loan estimate was not delivered timely

g.	Initial Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(1)(ii))

i.	The creditor shall ensure that the consumer receives the disclosures required under paragraph §1026.19(f)(1)(i) no later than three business days before consummation

h.	Closing Disclosure Test (12 CFR §1026.19 and 38)

i.	Verify applicable sections of the disclosure determined to carry assignee liability were accurately completed

i.	Revised Closing Disclosure Delivery Date Test (waiting period vs. no waiting period required) (12 CFR §1026.19(f)(2)(i) & (ii))

i.	If the disclosures provided under §1026.19(f)(1)(i) become inaccurate before consummation, the creditor shall provide corrected disclosures reflecting any changed terms to the consumer so that the consumer receives the corrected disclosures at or before consummation

ii.	If the consumer determines that the extension of credit is needed to meet a bona fide personal financial emergency, the consumer may modify or waive the three-business-day waiting period for the revised closing disclosure after receiving the disclosures

j.	TRID Tolerance Testing - Charges That Cannot Increase Test (12 CFR §1026.19(e)(3)(i))

i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)

k.	TRID Tolerance Testing - Charges That in Total Cannot Increase More Than 10% Test (12 CFR §1026.19(e)(3)(ii))

i.	The aggregate amount of charges for third-party services and recording fees paid by or imposed on the consumer does not exceed the aggregate amount of such charges disclosed under §1026.19(e)(1)(i) by more than 10 percent

l.	TRID Tolerance Testing - Lender Credits That Cannot Decrease Test (12 CFR §1026.19(e)(3)(i))

i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)

m.	TRID Reimbursement Amount Test (12 CFR §1026.19(f)(2)(v))

i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

n.	TRID Reimbursement Date Test (12 CFR §1026.19(f)(2)(v))

i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

o.	Disclosure of Escrow Account (§1026.38(l)(7))

i.	If the loan indicates an escrow account will be established

a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38(c); §1026.37(c))

b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4),(5))

c.	Verify all amounts disclosed in Section G – Initial Escrow Payment and Closing are accurate (§1026.37(g)(3))

d.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7))

ii.	If the loan indicates an escrow account will not be established

a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38(c); (§1026.37(c))

b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4), (5))

c.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7))

p.	Disclosure of Seller Paid Closing Costs (§1026.38(t)(5)(v)(B))

i.	In transactions involving a seller, validate whether the lender disclosed all costs being paid by the seller on the borrowers Closing Disclosure

ii.	If seller paid fees are present on the borrower’s Closing Disclosure, review the seller’s Closing Disclosure or alternative documentation for accuracy of disclosure

q.	Post-consummation Event and Revised Closing Disclosure Delivery Date Test

i.	The post-consummation revised closing disclosure delivery date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided; and

ii.	The provided reimbursement date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided

r.	Non-numeric Clerical Error and Post-consummation Revised Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(2)(iv))

i.	A creditor does not violate §1026.19(f)(1)(i) if the disclosures provided under §1026.19(f)(1)(i) contain non-numeric clerical errors, provided the creditor delivers or places in the mail corrected disclosures no later than 60 days after consummation

s.	Loan Calculation Test on the Closing Disclosure (12 CFR §1026.38))

i.	Finance Charge

ii.	Amount Financed

iii.	Total of Payments

iv.	Total Interest Percentage

4.	Qualified Mortgage / Ability To Repay – Dodd Frank

a.	Classification of QM designated loan

i.	Validate whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage

ii.	Determination of conformity thresholds (Safe Harbor or Rebuttable Presumption)

b.	Negative Amortization Loan (12 CFR 1026.43(e)(2)(i)(A))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in an increase of the principal balance

c.	Interest Only Loan (12 CFR 1026.43(e)(2)(i)(B))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not allow the consumer to defer repayment of principal

d.	Balloon Payment Loan (12 CFR 1026.43(e)(2)(i)(C))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in a balloon payment

e.	Loan Term (12 CFR 1026.43(e)(2)(iii))

i.	A qualified mortgage is a covered transaction for which the loan term does not exceed 30 years

f.	Points and Fees (12 CFR §1026.43(e)(3))

i.	Points and fees do not exceed the qualified mortgage points and fees threshold

g.	DTI (12 CFR §1026.43(e)(2)(vi))

i.	The ratio of the consumer’s total monthly debt to total monthly income at the time of consummation does not exceed 43 percent, calculated in accordance with Appendix Q

ii.	For Fannie Mae and Freddie Mac, however, the revised QM rules become mandatory on July 1, 2021, meaning that the QM Patch effectively terminates on July 1, 2021—and that all loans sold to Fannie and Freddie must comply with the revised QM rules, effective July 1, 2021.

iii.	(iv) For creditors not selling loans to Fannie Mae and/or Freddie Mac, loans underwritten from March 1, 2021 until October 1, 2022 will continue to apply the legacy QM rules; however, commencing July 1, 2021, legacy QM loans must be underwritten to Appendix Q and NOT to the QM Patch.

Stated another way, since the FHFA terminated the QM Patch, loans underwritten to the QM Patch after July 1 are no longer eligible for sale to the GSEs, and in effect, the QM Patch disappeared after that date, notwithstanding the CFPB’s intent for it to continue until October 1, 2022. Hence, for non-agency loans, underwritten between July 1, 2021 and October 1, 2022, legacy QM loans must be underwritten in accordance with Appendix Q.

iv.	Client is required to advise regarding which application of QM/DTI or QM/APR rule for loans with application dates between 03/01/2021 and 10/01/2022 for the proper evaluation of QM.

v.	Loans underwritten after 10/1/2022 will be reviewed following the revised QM (QM 2.0) rules,

h.	APR (12 CFR §1026.43(e)(2)(vi))

i.	The loan APR is not to exceed the APOR plus percentage threshold, calculated according to 12 CFR §1026.43(e)(2)(vi). With a QM/APR optional test period for loans with application dates between 03/01/2021 and 10/01/2022 and mandatory compliance and testing for loans after 10/01/2022.

a.	The APR on the loan does not exceed the threshold for the loan amount:

b.	For a first-lien loan with a loan amount greater than or equal to $110,260 (indexed for inflation), 2.25 or more percentage points;

c.	For a first-lien loan with a loan amount greater than or equal to $66,156 (indexed for inflation), but less than $110,260 (indexed for inflation), 3.5 or more percentage points;

d.	For a first lien loan with a loan amount less than $66,156 (indexed for inflation), 6.5 or more percentage points;

e.	For a subordinate-lien loan with a loan amount great than or equal to $66,156 (indexed for inflation), 3.5 or more percentage points; and

f.	For a subordinate-lien loan with a loan amount less than $66,156 (indexed for inflation), 6.5 or more percentage points.

ii.	Revised QM (QM 2.0)

a.	QM/DTI test will cease as of application dates on or after 10/01/2022

b.	In addition to the Generally Applicable Factors above, all Revised QM loans must meet the following:

c.	Monthly Payment. The amount of the monthly payment on the loan is calculated using the maximum rate that may apply during the first five years and considers the monthly payment for simultaneous loans and mortgage obligations.

d.	Consider and Verify. The creditor considers and verifies the consumer’s current or expected income and assets and debt and his DTI or residual income

e.	As part of the “consider” requirement, Incenter Diligence will review the (i) creditor’s policies and procedures provided by Client, as well as any exceptions thereto, for how the creditor takes into account the underwriting factors enumerated above, and (ii) the documentation retained by creditor, such as an underwriting worksheet or a final automated underwriting system certification, showing how the creditor took these factors into account in its ability-to-repay determination.

f.	Consider and Verify Safe Harbor (VSH). Creditor is deemed to have complied with this “verify” requirement if it complies with the verification standards in one or more of these following agency manuals:

g.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020 including all subsequent updates; Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020 including all subsequent updates;

h.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single-Family Housing Policy Handbook, issued October 24, 2019 including all subsequent updates;

i.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019 including all subsequent updates;

j.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019 including all subsequent updates; and

k.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single-Family Guaranteed Loan Program, revised March 19, 2020 including all subsequent updates.

l.	For purposes of compliance with VSH, a creditor must comply with only those provisions in the manuals that require creditors to verify income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support.

m.	Revised versions of manuals. A creditor also complies with the verification safe harbor where it complies with revised versions of the manuals listed above provided that the two versions are “substantially similar”.

n.	The QM 2.0 Rule permits the creditor to “mix and match” verification standards from different agency manuals. Incenter Diligence will test the creditor’s “verification” of third- party records in instances when the creditor either uses (i) its own procedures or alternatively, (ii) the verification standards of one or more of the agency handbooks listed above.

o.	Note: the Client must provide written policies and procedures and related documentation such as underwriter worksheets in order for Incenter Diligence to review loans under the QM 2.0 Rules, and in particular, with regard to the “consider” and “verify” requirements. Further, if the Client intends to use the VSH, its written policies and procedures must specify the precise agency handbook(s) that it is relying on with specific references to the particular provisions addressing income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support—as well as the specific date(s) of the agency handbook(s) issuance, publication or revision. In addition, Incenter Diligence is not responsible for determining whether revised versions of the manuals listed above are “substantially similar” for purposes of the VSH; such a determination of the sole responsibility of the Client.

p.	Note: due to the inherent subjectivity of the foregoing “consider” and “verify” requirements, Incenter Diligence will review the Client’s: (i) policies and procedures and worksheets and (ii) methods and criteria for verification of income and assets (regardless of whether the “safe harbor” is utilized) for content only, and will not opine whether such policies and procedures, worksheets and verification methods and criteria themselves comply with applicable law, and cannot guarantee that a court, governmental regulator, rating agency or another third party diligence provider would reach the same conclusions using such work product.

iii.	Prepayment Penalty (12 CFR 1026.43(g))

a.	A covered transaction must not include a prepayment penalty unless:

i.	The prepayment penalty is otherwise permitted by law; and the transaction:

ii.	Has an annual percentage rate that cannot increase after consummation;

iii.	Is a qualified mortgage under paragraph (e)(2), (e)(4), or (f) of this section; and

iv.	Is not a Higher Priced Mortgage Loan, as defined in § 1026.35(a)

5.	Home Ownership and Equity Protection Act – HOEPA (Sections 32)

a.	Federal HOEPA coverage (12 CFR §1026.32(a)(1)(i), (ii))

i.	Tests that the loan is/is not secured by the consumer’s principal dwelling; or

ii.	Tests that the loan is/ is not an open-end credit plan; or

iii.	That the application date of the loan occurs before/after the effective date of October 1, 1995; or

iv.	That the date the creditor received application occurs on or after January 10, 2014, the effective date of the High-Cost Mortgage amendments

b.	High-Cost Mortgage APR threshold test (12 CFR §1026.32(a)(1)(i)(A), (C))

i.	The loan is secured by a first-lien transaction, and the annual percentage rate (APR) does not exceed the Average Prime Offer Rate by more than 6.5%; or

ii.	The loan is a subordinate-lien transaction, and the annual percentage rate (APR), does not exceed the Average Prime Offer Rate by more than 8.5%

c.	High-Cost Mortgage Points and Fees Threshold Test (12 CFR §1026.32(a)(1)(ii)(A), (B))

i.	The total points and fees do not exceed allowable limits per the given loan amount

d.	High-Cost Mortgage Prepayment Penalty Threshold Test (12 CFR §1026.32(a)(1)(iii))

i.	The loan contract or open-end credit agreement does not allow the creditor to charge:

a.	A prepayment penalty more than 36 months after consummation or account opening; or

b.	Prepayment penalties that can exceed, in total, more than 2 percent of the amount prepaid

e.	High-Cost Mortgage (12 CFR §1026.32(a)(1))

f.	High-Cost Mortgage Repayment Ability Test (12 CFR §1026.34(a)(4), 1026.43)

g.	Other high-costs tests pursuant to (12 CFR §1026.32(a)(1))

i.	Timing of disclosures

ii.	Balloon payment

iii.	Negative amortization

iv.	Prepayment penalty

v.	Pre-loan counseling

vi.	Late charges

vii.	Grace period

viii.	Financing of points and fees

6.	Higher Priced Mortgage Loan – HMPL (12 CFR §1026.35)

a.	Higher Priced Mortgage Loan tests (12 CFR §1026.35(a))

b.	Higher Priced Mortgage Loan required escrow account test (12 CFR §1026.35(b))

c.	Higher Priced Mortgage Loan required appraisal test (12 CFR §1026.35(c))

7.	Prohibited Acts – Brokers Comp

a.	Broker Compensation Test (12 CFR §1026.36(d)(2)

i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling:

a.	No loan originator shall receive compensation, directly or indirectly, from any person other than the consumer in connection with the transaction; and

b.	No person who knows or has reason to know of the consumer-paid compensation to the loan originator (other than the consumer) shall pay any compensation to a loan originator, directly or indirectly, in connection with the transaction

8.	Nationwide Mortgage Licensing System (NMLS) Tests (12 CFR §1026.36)

a.	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

b.	verify the data against the NMLSR database, as available

B.	Real Estate Settlement Procedures Act – 12 CFR §1024 (“RESPA”)

1.	Federal RESPA

a.	Homeownership Counseling Organizations Disclosure Date Test (12 CFR §1024.20(a))

i.	Not later than three business days after a lender, mortgage broker, or dealer receives an application, or information sufficient to complete an application, the lender must provide the loan applicant with a clear and conspicuous written list of homeownership counseling organizations that provide relevant counseling services in the loan applicant’s location

ii.	The list of homeownership counseling organizations distributed to each loan applicant under this section shall be obtained no earlier than 30 days prior to the time when the list is provided to the loan applicant

a.	Good Faith Estimate Disclosure Test (12 CFR §1024.7)

i.	Not later than 3 business days after a loan originator (broker or lender) receives an application for a federally related mortgage loan, or information sufficient to complete an application, the loan originator must provide the applicant with a GFE

b.	Good Faith Estimate Disallowed Credit and Charge test (GFE Block 2)

i.	Looks for any amounts entered for both a loan discount fee and a yield spread premium or a lender credit

ii.	Only one charge or one credit affecting the interest rate is allowed under the new RESPA regulations

C.	Equal Credit Opportunity Act – 12 CFR §1002 (“ECOA”)

1.	ECOA Valuation Rule (12 CFR §1002.14(a)(1))

a.	Review all applicable loans for the Disclosure of Right to Receive a Copy of Appraisals. Validate if the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening

b.	Review all applicable loans for proof that lender delivered copies of appraisals and other written valuations three business days before consummation (closed-end), or account opening (open-end)

c.	If the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening, review the Post-Closing submission for an Acknowledgment of Receipt of Appraisal Report, or other proof that the lender provided the copies either at, or prior to, consummation or account opening

D.	State Specific tests (varies by state and applicability, but at a minimum includes);

1.	Consumer / Home Loan tests

2.	High-cost tests

3.	Higher Priced Mortgage Loan tests

4.	APR threshold tests

5.	Points and fees threshold tests

6.	Covered loan tests

7.	Negative Amortization tests

8.	Prepayment tests

9.	Texas Home Equity Loans

Document Review

Incenter Diligence reviewed all mortgage loan files supplied and verified that the following documents, if applicable, were included in the file and that the data on the documents was consistent:

●	Initial Application (1003)

●	Final Application (1003)

●	Loan Approval (1008)

●	HUD1 from Sale of Previous Residence

●	Loan Estimates and Closing Disclosures

●	Sales Contract

●	Mortgage/Deed of Trust

●	Note

●	Guaranty Agreement

●	Occupancy Affidavit

●	Lease Agreements

●	Business Purpose Affidavit

●	Junior Lien Information

●	Subordination Agreement

●	Income Documentation

●	Employment Documentation

●	Asset Documentation

●	Credit Reports

●	4506T/Tax Documentation

●	Change of Circumstance Documentation

●	Disclosures: Right of Rescission, Net Tangible Benefit and FACTA

●	Appraisal Valuation Reports

●	Title/Preliminary Title

●	Flood and Hazard Insurance Policies

●	Flood Certificates

Other review and methodology

Not applicable.

Summary of findings and conclusions of review

Below provides the summary of the review findings:

Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans
A	125	91.91%
B	11	8.09%
C	0	0.00%
Total	136	100.00%

Credit Grade Summary

Credit	# of Mortgage Loans	% of Mortgage Loans
A	130	95.59%
B	6	4.41%
C	0	0.00%
Total	136	100.00%

Compliance Grade Summary

Compliance	# of Mortgage Loans	% of Mortgage Loans
A	136	100.00%
B	0	0.00%
C	0	0.00%
Total	136	100.00%

Property Grade Summary

Property	# of Mortgage Loans	% of Mortgage Loans
A	120	88.24%
B	5	3.68%
C	0	0.00%
N/A	11	8.08%
Total	136	100.00%

Exception Summary

Below provides a summary of the individual exceptions based on the general categories of Credit, Compliance, and Property.

* Loan was not delivered to the reviewer or the file is not sufficiently complete to perform the basic review.

Credit Exception Categories	Exception Count	Credit Grade A	Credit Grade B	Credit Grade C	Credit Grade D *
Assets	3	3	0	0	0
Borrower	6	6	0	0	0
Closing	2	2	0	0	0
Data	4	4	0	0	0
Debt	10	10	0	0	0
Eligibility	34	29	5	0	0
Income/Employment	11	10	1	0	0
Insurance	7	7	0	0	0
Missing Doc	82	81	1	0	0
QM-ATR	0	0	0	0	0
Title	14	14	0	0	0
Total	173	166	7	0	0

Compliance Exception Categories	Exception Count	Compliance Grade A	Compliance Grade B	Compliance Grade C	Compliance Grade D *
Ability to Repay	2	2	0	0	0
Closing	0	0	0	0	0
Compliance	13	13	0	0	0
Data	0	0	0	0	0
Disclosure	2	2	0	0	0
Documentation	0	0	0	0	0
Fees	0	0	0	0	0
Missing Doc	66	66	0	0	0
Points & Fees	4	4	0	0	0
QM-ATR	0	0	0	0	0
Right to Rescind	0	0	0	0	0
State Reg	0	0	0	0	0
TRID	4	4	0	0	0
Total	91	91	0	0	0

Property Exception Categories	Exception Count	Property Grade A	Property Grade B	Property Grade C	Property Grade D *
Appraisal	12	11	1	0	0
Data	0	0	0	0	0
Missing Doc	5	4	1	0	0
Property Issue	5	2	3	0	0
Value	0	0	0	0	0
Total	22	17	5	0	0

Data Integrity Summary

The table below provides a summary of the data compare results:

Data Compare Field Name	# of Discrepancies	% of Accuracy
ARM Interest Data	0	100.00%
Amortization Term	4	97.06%
Borrower 1 First Name	1	99.26%
Borrower 1 Last Name	2	98.53%
Borrower 2 First Name	0	100.00%

Borrower 2 Last Name	1	99.26%
Borrower 1 FTHB	2	98.53%
Borrower 2 FTHB	0	100.00%
Doc Type	11	91.91%
First Payment Date	1	99.26%
Interest Only Flag	0	100.00%
Lien Position	0	100.00%
Loan Program	8	94.12%
Loan Purpose	0	100.00%
Loan Type	19	86.03%
Maturity Date	0	100.00%
Note Date	15	88.97%
Number of Units	0	100.00%
Occupancy	1	99.26%
Original Interest Rate	6	95.59%
Original Loan Amount	1	99.26%
Original Loan Term	0	100.00%
Original P&I	4	97.06%
Originator DSCR	1	99.26%
Prepayment Penalty	3	97.79%
Property Address	0	100.00%
Property City	1	99.26%
Property State	0	100.00%
Property Zip Code	2	98.53%
Property Type	17	87.50%
QM Designation	43	68.38%
Qualifying Appraised Value	38	72.06%
Qualifying CLTV	3	97.79%
Qualifying FICO	14	89.71%
Qualifying LTV	3	97.79%
Qualifying Total DTI	13	90.44%
Refinance Type	4	97.06%
Sales Price	1	99.26%
Subordinate Lien Amount	10	92.65%
Underwriting Guideline Name	36	73.53%
Total	265	95.65%